                           MFS(R) Emerging Growth Fund

                              MFS(R) Research Fund

                        MFS(R) Capital Opportunities Fund

                            MFS(R) Money Market Fund

          Supplement to the Current Statement of Additional Information

Class A shares of the Fund may be purchased at net asset value by one or more Chilean retirement plans, known as Administradores de Fondos de Pensiones, which are clients of the 1850 K Street N.W., Washington D.C. office of Dean Witter Reynolds, Inc. ("Dean Witter").

MFS Fund Distributors, Inc. ("MFD") will waive any applicable contingent deferred sales charges upon redemption by such retirement plans on purchases of Class A shares over $1 million, provided that (i) in lieu of the commissions otherwise payable as specified in the prospectus, MFD will pay Dean Witter a commission on such purchases equal to 1.00% (including amounts in excess of $5 million) and (ii) if one or more such clients redeem all or a portion of these shares within three years after the purchase thereof, Dean Witter will reimburse MFD for the commission paid with respect to such shares on a pro rata basis based on the remaining portion of such three-year period.


  The date of this Supplement is August 1, 1999 (as revised September 1, 2000).